UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2025
Microvast Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38826	83-2530757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12603 Southwest Freeway, Suite 300
Stafford, Texas		77477
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 491-9505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MVST	The NASDAQ Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MVSTW	The NASDAQ Stock Market LLC

Item 2.02 Results of Operations and Financial Condition.
On March 31, 2025, Microvast Holdings, Inc. issued a press release announcing its consolidated financial results for the fourth quarter and year ended December 31, 2024. A copy of the press release and the slideshow is furnished herewith as Exhibit 99.1 and 99.2, respectively to this Current Report on Form 8-K and each is incorporated herein by reference.
The information furnished in this Current Report on Form 8-K and the accompanying Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
99.1	Press Release dated March 31, 2025
99.2	Presentation dated March 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025	MICROVAST HOLDINGS, INC.

	By:	/s/ Isida Tushe
	Name:	Isida Tushe
	Title:	President, General Counsel and Corporate Secretary

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